Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Miller/Howard Drill Bit to Burner Tip® Fund
Class	Ticker Symbol
Class I	DBBEX
Adviser Share Class	DBBDX
Miller/Howard Infrastructure Fund
Class	Ticker Symbol
Class I	INMEX
Adviser Share Class	[Not Available for Purchase]
(Each a series of Miller/Howard Funds Trust)

Supplement dated December 20, 2018 to the Statement of Additional Information (“SAI”)
dated February 28, 2018, as amended

It is anticipated that Paul Brook, the current Chief Financial Officer of the Miller/Howard Funds Trust (the “Trust”), will retire at the end of 2018.  The Board of Trustees has elected Brian Helhoski to serve as Chief Financial Officer of the Trust, effective January 1, 2019.

Accordingly, the Trustees and Officers table starting on page 39 of the SAI is supplemented with the following information to replace the information regarding the Trust’s Chief Financial Officer:

Name and Birth Year	Business Address	Position(s) held with Trust	Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Over the Last Five Years
Brian Helhoski (born September 1966)	P.O. Box 549, Woodstock, NY 12498	Chief Financial Officer	Since January 2019	Chief Financial Officer, Miller/Howard Investments Inc. (since 2018), Controller, Miller/Howard Investments Inc. (2016-2018), Controller, SunWize Technologies/EcoClean Solar (prior to 2016)	N/A	N/A

This supplement should be retained with your Prospectus and SAI for future reference.